FORM 8-K/A1
                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:                              February 2, 1998

                                                (Date of earliest  event
reported)


                                                    RYMER FOODS INC.

                                           (Exact name of registrant  as
specified in its charter)


                         Delaware
                                  36-1343930
  (State of Incorporation or Organization)
     (I.R.S. Employer Identification No.)


                            4600 S. Packers Avenue, Suite 400,  Chicago,
Illinois 60609
     (Address of principal executive offices)
      (Zip Code)


                                                    (773) 927-7777

                                           (Registrant's telephone  no.,
including area code)


                                                       NOT APPLICABLE

                                     (Former name or former address,  if
changed since last report)

Item 4.     Changes in Registrant's Certifying Accountants

     On October 21, 1997, Coopers & Lybrand L.L.P. resigned as the Company's certifying accountants.

     Grant Thornton L.L.P. has been engaged as certifying accountants as of October 28, 1997.

     The resignation of Coopers & Lybrand L.L.P. was not recommended nor approved by the Company's Board of Directors or its Audit Committee as it was the decision of Coopers & Lybrand not to continue as the Company's auditors.

     During the Company's two most recent fiscal years ended October 26, 1996 and October 28, 1995, and the interim period through October 21, 1997, there were no disagreements or reportable events with the former accountants.

     Coopers & Lybrand's report on the Company's financial statements for the years ended October 26, 1996 and October 28, 1995, contained an explanatory paragraph regarding the uncertainty of the Company's ability to continue as a going concern.

Item 7.   Financial Statements and Exhibits

     (c) Exhibits. See "Exhibit Index" on the last page of this report, which is incorporated herein by reference.

                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   RYMER FOODS INC.


Date:  February 2, 1998                       /s/ Edward M. Hebert

                                             Senior Vice President,
                                             Chief Financial Officer and
                                             Treasurer

Exhibit #                 Description             Filed Herewith

   16          Letter of Coopers & Lybrand L.L.P.      X
               to the Securities and Exchange
               Commission


                                             February 2, 1998
     Securities and Exchange Commission
     450 Fifth Street, N.W.
     Washington, D.C. 20549

     Gentlemen:

     We have read the statements made by Rymer Foods Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K/A1 report as of February 2, 1998. We agree with the statements concerning our Firm in such Form 8-K/A1.

                                        Very truly yours,
                                        /s/ Coopers & Lybrand L.L.P.